November 9, 2020

BNY MELLON OPPORTUNITY FUNDS

BNY Mellon Natural Resources Fund

Supplement to Current Summary Prospectus and Prospectus

Effective November 20, 2020, the following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus

Albert Chu, CFA and David S. Intoppa are the fund's primary portfolio managers, positions they have held since October 2019 and October 2020, respectively.  Mr. Chu is a vice president and senior research analyst on the Global Equity Research team at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.   Mr. Intoppa is a director and senior research analyst on the Dynamic Large Cap Value Strategy at Mellon.  Messrs. Chu and Intoppa are also employees of BNYM Investment Adviser.

Effective November 20, 2020, the following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Albert Chu, CFA and David S. Intoppa are the fund's primary portfolio managers who are responsible for managing the fund's portfolio, positions they have held since October 2019 and October 2020, respectively.  Mr. Chu is a vice president and senior research analyst on the on the Global Equity Research team at Mellon Investments Corporation.  He has been employed by both Mellon and BNYM Investment Adviser since April 2019.  Prior to joining Mellon and BNYM Investment Adviser, Mr. Chu worked as a senior analyst at Precocity Capital from 2018 to 2019, an energy portfolio manager at Caxton Associates from 2016 to 2017 and an energy and natural resources portfolio manager at Citadel LLC from 2011 to 2015.  Mr. Intoppa is a director and senior research analyst on the Dynamic Large Cap Value strategy at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 2006, and by BNYM Investment Adviser since 2015.  Previously, Mr. Intoppa was a research associate at State Street Research & Management Co., covering the energy sector.  Messrs. Chu and Intoppa manage the fund in their capacity as employees of BNYM Investment Adviser.

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November 9, 2020

BNY MELLON OPPORTUNITY FUNDS

BNY Mellon Natural Resources Fund

Supplement to Current Statement of Additional Information

Effective November 20, 2020, the following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
David S. Intoppa[3]	4	$1.8B	3	$275M	42	$4.3B

3  Because Mr. Intoppa became a primary portfolio manager of BNYMNRF on November 20, 2020, his information is as of September 30, 2020.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
David S. Intoppa	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
David S. Intoppa [3]	BNYMNRF	None

3  Because Mr. Intoppa became a primary portfolio manager of BNYMNRF on November 20, 2020, his information is as of September 30, 2020.

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